EXHIBIT 32.1

CERTIFICATION

In connection with the quarterly report on Form 10-Q of L&L International Holdings, Inc. (the “Company”) for the period ended July 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

L&L INTERNATIONAL HOLDINGS, INC.

Date: September 12, 2008	By:	/S/ Dickson V. Lee

	Name:	Dickson V. Lee, CPA
	Title:	CEO

L&L INTERNATIONAL HOLDINGS, INC.

Date: September 12, 2008	By:	/S/ Nicol Leung

	Name:	Nicol Leung, CPA
	Title:	Acting CFO